UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010 (June 10, 2010)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

On June 10, 2010, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”) completed the following property acquisitions:

Property Name	Date of Acquisition	Aggregate Square Feet	Approximate Purchase Price	Cap Rate (1)	% Economic Occupancy at Date of Acquisition	% Physical Occupancy at Date of Acquisition
The Landing at Tradition	06/10/2010	359,775	$53,878,000	7.70%	92.4%	92.4%
Tradition Village Center	06/10/2010	112,421	$19,827,000	7.45%	99.0%	99.0%

(1) We determine capitalization rate, or “cap rate,” by dividing the property’s projected annual net operating income, as determined during the due diligence process, by the purchase price of the property.  Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, reduced by operating expenses, replacement reserves and vacancy loss provisions.

We, through Inland Diversified Port St Lucie Square, L.L.C. and Inland Diversified Port St Lucie Landing, L.L.C., wholly owned subsidiaries formed for this purpose, entered into contracts and simultaneously acquired fee simple interests in two retail centers, a 112,421 square foot center known as Tradition Village Center and a 359,775 square foot center known as The Landing at Tradition, located in Port St. Lucie, Florida.  We purchased these properties, together referred to as the “Tradition Portfolio,” from Tradition Village Center, LLC, The Landing at Tradition Development Company and Landing Phase II, LLC, unaffiliated third parties, for an aggregate purchase price equal to approximately $73.7 million.  We funded approximately $18.7 million of the purchase price with proceeds from our public offering.  Concurrent with closing, we entered into loans secured by the properties, in an aggregate principal amount equal to approximately $55.0 million, for the remainder of the purchase price.  The terms of these loans are discussed under Item 2.03 of this Report.

The underwritten cap rates for Tradition Village Center and The Landing at Tradition are approximately 7.45% and 7.70%, respectively, and are reflections of assumptions and facts applied in the due diligence process for the Tradition Portfolio.  Among the items we considered in determining whether to acquire the Tradition Portfolio included, but were not limited to, the following:

•

The centers are part of a master-planned community located in Port St. Lucie, which is approximately fifty miles north of West Palm Beach and the home of the New York Mets’ spring training headquarters.  Tradition Village Center functions as a gathering place for the community, with an adjacent town hall and park grounds.  The Landing at Tradition is easily visible from highway I-95.

•

The Tradition Village Center property is anchored by a necessity-based tenant, Publix Super Markets, Inc.  According to its public Securities and Exchange Commission filings, Publix had retail sales of approximately $24.3 billion for the year ended December 27, 2009 and owned over 1,000 supermarkets, with over 700 locations in the State of Florida, at the end of 2009.  We believe that grocery-anchored centers will have a greater ability to withstand the negative impact of the current economic slowdown than other property types.

•

The Landing at Tradition includes as its major tenants LA Fitness, The Sports Authority, Bed, Bath & Beyond, TJ Maxx, PetsMart and Old Navy.  This center is also shadow-anchored by Target.

•

The purchase price of the Tradition Portfolio was underwritten assuming that existing vacancies totaling approximately 28,500 square feet of gross leaseable area do not become revenue-producing at any time, and also taking into account all reductions in tenant rent to date.

As of June 7, 2010, Tradition Village Center was 99.0% leased to twenty-eight tenants.  The weighted-average remaining lease term for the tenants occupying the property is approximately eight years.  Major tenants of the property include Publix and Windcrest Digital, a digital film, design and production company.  Publix pays an annual base rent of approximately $469,000 under a lease that expires in March 2026.  Under the terms of the lease, Publix has seven five-year options to renew through March 2061.  Windcrest Digital pays an annual base rent of approximately $354,000 under a lease that expires in November 2011.  Under the terms of the lease, Windcrest has one nine-month option to renew through August 2012.

As of June 7, 2010, The Landing at Tradition was 92.4% leased to thirty-one tenants.  The weighted-average remaining lease term for the tenants occupying the property is approximately seven years.  Major tenants of the property include LA Fitness and The Sports Authority.  LA Fitness pays an annual base rent of approximately $723,000 under a lease that expires in March 2023.  Under the terms of the lease, LA Fitness has three five-year options to renew through March 2038.  The Sports Authority pays an annual base rent of approximately $595,000 under a lease that expires in January 2018.  Under the terms of the lease, The Sports Authority has three five-year options to renew through January 2033.

The following tables list, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Tradition Village Center and The Landing at Tradition, respectively, and the approximate rentable square feet represented by the applicable lease expirations.

Tradition Village Center
Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	4	14,564	315,276	16%
2011	11	31,462	739,125	37%
2012	2	3,266	86,291	5%
2013	2	6,132	147,525	7%
2014	4	4,239	100,055	5%
2015	–	–	–	–
2016	1	2,102	45,466	2%
2017	3	4,256	103,900	5%
2018	–	–	–	–
2019	–	–	–	–

The Landing at Tradition
Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	–	–	–	–
2011	–	–	–	–
2012	7	40,448	737,026	16%
2013	6	19,433	341,182	7%
2014	1	1,050	29,400	1%
2015	–	–	–	–
2016	–	–	–	–
2017	6	76,299	1,094,114	22%
2018	10	150,091	1,938,080	40%
2019	–	–	–	–

The tables below set forth certain historical information with respect to the occupancy rates at Tradition Village Center and The Landing at Tradition, respectively, expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Tradition Village Center
Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	99.3%	$14.76
2008	98.1%	$13.87
2007	100.0%	$13.54
2006	87.1%	$14.08

* The first year of occupancy was 2006.

The Landing at Tradition
Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	92.0%	$15.07
2008	92.3%	$15.95
2007	90.0%	$13.06

* The first year of occupancy was 2007.

We believe that each property in the Tradition Portfolio is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to either property. There are three competitive shopping centers located within approximately two miles of Tradition Village Center and The Landing at Tradition.

Real estate taxes assessed for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $362,000 and $775,000 at Tradition Village Center and The Landing at Tradition, respectively.  The amount of real estate taxes paid was calculated by multiplying each property’s assessed value by a tax rate of 0.023%.  For federal income tax purposes, the depreciable basis in Tradition Village Center and The Landing at Tradition will be approximately $13.9 million and $38.9 million, respectively.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

Item

2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the purchase of the Tradition Portfolio, our wholly owned subsidiaries entered into loans secured by the properties, in an aggregate principal amount equal to approximately $55.0 million from KeyBank National Association.  More specifically, Inland Diversified Port St Lucie Square, L.L.C. entered into a loan in the principal amount of

$14.0 million secured by Tradition Village Center and Inland Diversified Port St Lucie Landing, L.L.C. entered into a loan in the principal amount of $41.0 million secured by The Landing at Tradition.  Each loan bears interest at a fixed rate equal to 4.25% until May 31, 2013, 4.50% from June 1, 2013 until May 31, 2014 and 5.0% from June 1, 2014 until June 1, 2015, the maturity date. Each loan requires the borrower to make monthly payments of principal (in addition to interest) until the principal has been reduced to the lesser of: (1) $9.5 million for the Tradition Village Center Loan and $31 million for The Landing at Tradition loan; (2) 55% of the appraised value of the property; or (3) an amount such that the loan to cost is no less than 55% (referred to herein as the “final principal payment date”).  The loan may be prepaid in whole or in part, provided that any prepayment prior to November 30, 2014 generally will be subject to a prepayment premium.  The lender also may require the applicable borrower to prepay a portion of its loan if, following the final principal payment date, an updated appraisal indicates that the loan to value exceeds 55%.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and indemnities, including indemnification for losses arising out of certain environmental issues at the property, and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default.  If an event of default occurs under either loan, the lender may declare the entire outstanding balance of that loan, including all accrued and unpaid interest thereon, immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender.

With respect to each loan, we have unconditionally guaranteed the full and prompt payment of 50% of the outstanding principal balance and 100% of all interest on the note when due, whether at maturity, upon acceleration or otherwise. We have also entered into a non-recourse exception guaranty in respect of each loan, under which we will guarantee the payment of amounts equal to any losses, costs or damages, including attorneys’ fees, incurred by the lender as a result of, among other things: fraud or material or willful misrepresentation or willful misconduct by the borrower, us or any of its or our affiliates; any waste to the property; or the filing of a bankruptcy petition by the borrower.

Item 8.01

Other Events.

Our board of directors has declared distributions payable to stockholders of record each day beginning on the close of business on July 1, 2010 through the close of business on July 31, 2010.  Distributions will be equal to a daily amount equal to $0.00164384 which if paid each day for a 365-day period, would equal a 6.0% annualized rate based on a purchase price of $10.00 per share.  Distributions declared during the month of July 2010 will be paid no later than August 6, 2010.

We will not use any of the net proceeds from the offering to fund these distributions.  We intend to continue paying distributions for future periods in the amounts and at times as determined by our board.  We anticipate that some or all of the monies needed to fund the distributions declared and payable for July will be funded from capital contributions that our sponsor, Inland Real Estate Investment Corporation, has advised us that it intends to fund if needed.  Our sponsor has not received, and will not receive, any additional shares of our common stock for making any of these contributions.  Our sponsor previously invested $200,000 at the time of our formation.  We will not use any of this initial $200,000 contribution to fund distributions.  There is no assurance that our sponsor will continue to contribute monies to fund future distributions.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for the Tradition Portfolio will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for the Tradition Portfolio will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Letter Agreement, dated as of March 29, 2010, by and between Tradition Village Center, LLC, The Landing at Tradition Development Company, LLC and Landing Phase II, LLC and Inland Real Estate Acquisitions, Inc., as amended by the Amendment dated May 7, 2010, the Second Amendment dated May 21, 2010, the Third Amendment dated May 26, 2010, the Fourth Amendment dated June 3, 2010, the Fifth Amendment dated June 4, 2010, the Sixth Amendment dated June 8, 2010, the Sixth Amendment dated June 8, 2010, the Seventh Amendment dated June 8, 2010 and the Eighth Amendment dated June 10, 2010

10.2	Assignment, dated June 10, 2010, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Port St Lucie Square, L.L.C.

10.3	Assignment, dated June 10, 2010, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Port St Lucie Landing, L.L.C.

10.4	Assignment and Assumption of Leases, Warranties and Contracts, made as of June 10, 2010, by Tradition Village Center, LLC to Inland Diversified Port St Lucie Square, L.L.C.

10.5	Assignment and Assumption of Leases, Warranties and Contracts, made as of June 10, 2010, by The Landing at Tradition Development Company, LLC to Inland Diversified Port St Lucie Landing, L.L.C.

10.6	Promissory Note, made as of June 10, 2010, by Inland Diversified Port St Lucie Square, L.L.C. for the benefit of KeyBank National Association

10.7	Promissory Note, made as of June 10, 2010, by Inland Diversified Port St Lucie Landing, L.L.C. for the benefit of KeyBank National Association

10.8	Loan Agreement, dated as of June 10, 2010, by and among Inland Diversified Port St Lucie Square, L.L.C., Inland Diversified Real Estate Trust, Inc. and KeyBank National Association

10.9	Loan Agreement, dated as of June 10, 2010, by and among Inland Diversified Port St Lucie Landing, L.L.C., Inland Diversified Real Estate Trust, Inc. and KeyBank National Association

10.10

Environmental Indemnity Agreement, dated as of June 10, 2010, by Inland Diversified Port St Lucie Square, L.L.C. and Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association

10.11

Environmental Indemnity Agreement, dated as of June 10, 2010, by Inland Diversified Port St Lucie Landing, L.L.C. and Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association

10.12	Non-Recourse Exception Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of KeyBank National Association

10.13	Non-Recourse Exception Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of KeyBank National Association

10.14	Payment Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association

10.15	Payment Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution stockholders not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended March 31, 2010 and in our Annual Report on Form 10-K for the year ended December 31, 2009.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	June 16, 2010	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Letter Agreement, dated as of March 29, 2010, by and between Tradition Village Center, LLC, The Landing at Tradition Development Company, LLC and Landing Phase II, LLC and Inland Real Estate Acquisitions, Inc., as amended by the Amendment dated May 7, 2010, the Second Amendment dated May 21, 2010, the Third Amendment dated May 26, 2010, the Fourth Amendment dated June 3, 2010, the Fifth Amendment dated June 4, 2010, the Sixth Amendment dated June 8, 2010, the Sixth Amendment dated June 8, 2010, the Seventh Amendment dated June 8, 2010 and the Eighth Amendment dated June 10, 2010

10.2	Assignment, dated June 10, 2010, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Port St Lucie Square, L.L.C.

10.3	Assignment, dated June 10, 2010, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Port St Lucie Landing, L.L.C.

10.4	Assignment and Assumption of Leases, Warranties and Contracts, made as of June 10, 2010, by Tradition Village Center, LLC to Inland Diversified Port St Lucie Square, L.L.C.

10.5	Assignment and Assumption of Leases, Warranties and Contracts, made as of June 10, 2010, by The Landing at Tradition Development Company, LLC to Inland Diversified Port St Lucie Landing, L.L.C.

10.6	Promissory Note, made as of June 10, 2010, by Inland Diversified Port St Lucie Square, L.L.C. for the benefit of KeyBank National Association

10.7	Promissory Note, made as of June 10, 2010, by Inland Diversified Port St Lucie Landing, L.L.C. for the benefit of KeyBank National Association

10.8	Loan Agreement, dated as of June 10, 2010, by and among Inland Diversified Port St Lucie Square, L.L.C., Inland Diversified Real Estate Trust, Inc. and KeyBank National Association

10.9	Loan Agreement, dated as of June 10, 2010, by and among Inland Diversified Port St Lucie Landing, L.L.C., Inland Diversified Real Estate Trust, Inc. and KeyBank National Association

10.10

Environmental Indemnity Agreement, dated as of June 10, 2010, by Inland Diversified Port St Lucie Square, L.L.C. and Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association

10.11

Environmental Indemnity Agreement, dated as of June 10, 2010, by Inland Diversified Port St Lucie Landing, L.L.C. and Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association

10.12	Non-Recourse Exception Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of KeyBank National Association

10.13	Non-Recourse Exception Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of KeyBank National Association

10.14	Payment Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association

10.15	Payment Guaranty, dated as of June 10, 2010, by Inland Diversified Real Estate Trust, Inc. to and for the benefit of KeyBank National Association